Exhibit 10.5

AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO THE ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of November 30, 2021 by and among HTO Nevada Inc., HTO Holdings Inc., Kirkman Group, Inc., Kirkman Laboratories, Inc., Kirkman Group International, Inc., each of the Persons listed as an Owner on Schedule A to the Asset Purchase Agreement and David K. Humphrey as Sellers’ and Owners’ Agent (collectively as the “Parties” or individually as a “Party”). Capitalized terms used but not defined herein shall have the meanings set forth in the Asset Purchase Agreement, as amended hereby.

WITNESSETH

WHEREAS, the Parties entered into the Asset Purchase Agreement dated as of June 28, 2019 (as from time to time amended, restated, supplemented or otherwise modified, including any exhibits, schedules, annexes and attachments thereto, the “Asset Purchase Agreement”);

WHEREAS, under the Asset Purchase Agreement, Purchaser and HTO Holdings Inc. (“HTO Holdings”) were to make certain payments toward the Purchase Price;

WHEREAS, Purchaser and HTO Holdings have requested, and Sellers have agreed, to amend the payment schedule of the Deferred Consideration; and

WHEREAS, as consideration for amending the payment schedule of the Deferred Consideration, the Purchaser and HTO Holdings agree to enter into a Security Agreement, and amend the Asset Purchase Agreement and other agreements attached to the Asset Purchase Agreement (including, but not limited to, the Non-Competition Agreement, the Trademark Assignment Agreement, the Domain Names Transfer Agreement, the Assignment of Intangible Assets, and the Intellectual Property Security Agreement (collectively, the “Collateral Agreements”)) to, among other things, provide additional collateral as security to Sellers.

NOW THEREFORE, in consideration of the covenants and obligations recited herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties amend hereby the Asset Purchase Agreement, as follows.

ARTICLE 1 – AMENDMENTS TO THE ASSET PURCHASE AGREEMENT

1.1  Deferred Consideration.  Section 2.04(b) of the Asset Purchase Agreement is hereby amended in its entirety to read as follows:

(b) Deferred Consideration. Subject to the term set forth in Section 2.09:

(i) Three Hundred Thousand Dollars ($300,000) were paid on February 12, 2021.

(ii) One Hundred Thousand Dollars ($100,000) were paid on April 26, 2021.

(iii) Fifty Thousand Dollars ($50,000) in total were paid by October 18th,

(iv) Fifty Thousand Dollars ($50,000) to be paid on December 1st, 2021.

(iv) One Million Six Hundred and Fifty-Seven Thousand Dollars ($1,657,000) will be paid on or before seven (7) days after Hemptown Organics Corp.’s Liquidity Event or May 31, 2022, whichever occurs first. In the event that payment is due as a result of the Liquidity Event, Buyer agrees that the payment due under this subsection will be made to Sellers before any distribution of any net proceeds arising from the Liquidity Event to HTO Holdings or any of its subsidiaries or affiliates.

(v) One Million Six Hundred and Twenty-Five Thousand Dollars ($1,625,000) will be paid on or before one hundred and eight (180) days after Hemptown Organics Corp.’s Liquidity Event or October 31, 2022, whichever occurs first.

(vi) “Liquidity Event” means the corporation completing a Public Offering Transaction or RTO/Merger Transaction or any similar capital raise or asset sale.

(vii) HTO Holdings shall cause Purchaser to pay the Deferred Consideration pursuant to Section 2.04(b)(iv)-(v).

1.2 Security Agreements. Section 2.10 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced as follows:

Section 2.10Security. In consideration for Sellers’ agreement to modify the terms of the Deferred Consideration, Purchaser and HTO Holdings agree to amend the Intellectual Property Security Agreement, and enter into a Security Agreement.

(a) Subject to the terms and conditions of the Intellectual Property Security Agreement, as amended, Purchaser shall grant to Kirkman Group a security interest in and a lien on certain intellectual properties purchased by the Purchaser under this Agreement as collateral security for the payment and performance when due of the Deferred Consideration as set forth in Section 2.04(b) (the “IP Collateral”) and (ii) pursuant to the terms of an Intellectual Property Security Agreement, amended concurrently herewith. For avoidance of doubts, Kirkman Group shall not have a security interest to the intellectual property owned by the Purchaser prior to the Closing Date of the Agreement and the intellectual property acquired, purchased or developed by the Purchaser after the Closing Date of the Agreement. This includes intellectual property developed by the Purchaser with the use of the IP Collateral.

(b) Subject to the term and conditions of the Security Agreement, executed by the parties thereto concurrently herewith (the “Security Agreement”), Purchaser and HTO Holdings shall grant to Kirkman Group a security interest in and lien on certain non-intellectual property assets, including certain inventory, accounts receivable, intangibles and CBD smokable hemp flower, as collateral security for the payment and performance when due of the Deferred Consideration as set forth in Section 2.04(b) (the “Collateral”) and (ii) pursuant to the terms of a Security Agreement substantially in the form attached hereto as Exhibit 1.

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(c) Upon payment in full in cash of the Deferred Consideration or set-off of the Deferred Consideration as contemplated by Section 2.09 of this Agreement, as amended, (i) each of the Parties agree that the Security Agreement and amended Intellectual Property Security Agreement shall be automatically terminated and shall be of no further force and effect, and (ii) Sellers shall, at their sole cost and expense, release all liens in the Collateral and IP Collateral, as defined in the respective Security Agreement and Intellectual Property Security Agreement, and all rights therein shall forthwith revert to Purchaser. If any Seller fails to release its liens in the Collateral and IP Collateral within one (1) Business Day following receipt or set-off of the Deferred Consideration, each Seller hereby authorizes Purchaser to file (with or without the signature of Sellers) termination statements with appropriate Governmental Body and release of Collateral and IP Collateral with the United States Patent and Trademark Office, United States Copyright Office or any other Governmental Body.

1.3 Title to Assets. Section 3.11 of the Asset Purchase Agreement is hereby deleted in its entirety and replaced as follows:

Section 3.11 Title to Assets.  Subject to qualifications in the applicable schedules, exhibits, and annexes, Sellers have good, valid, marketable title to all of the Assets in fee simple, free and clear of any Encumbrances, other than Permitted Encumbrances. None of the Permitted Encumbrances could reasonably be expected to Materially impair the continued use and operation of the Assets to which they relate in the conduct of the Business. The Assets are not subject to any preemptive right, right of first refusal or other right or restriction. Upon conveyance and delivery of the Assets to Purchaser and payment therefore by Purchaser, as herein provided, Purchaser shall be the owner of such Assets free and clear of liens, claims, restrictions or encumbrances of any kind other than Permitted Encumbrances. The sale, transfer and assignment of the Assets as contemplated by this Agreement will give Purchaser possession of, and the right to use, all the assets required for conducting the Business in the same manner as presently conducted. None of the Excluded Assets are Material to the Business.

1.4 Intangible Assets. Section 3.19(a) of the Asset Purchase Agreement is hereby deleted in its entirety and replaced as follows:

Section 3.19  Intangible Assets.

(a) Subject to qualifications in the applicable schedules, exhibits, and annexes, The Companies holds all copyrights, trademarks, trade names, and patents and applications therefor and other Intangible Assets owned by the Companies and all licenses or agreements under which any Company has granted or received the right to use any of the foregoing, which are listed in Schedule 3.19(a). Notwithstanding the foregoing, Sellers represent, and Buyer agrees, that the registration and/or status of certain marks are uncertain, as so denoted in Schedule 3.19(a), as amended. The Intangible Assets set forth on Schedule 3.19(a) constitutes all the Intangible Assets rights used in and/or necessary to the conduct of the Business as it is currently conducted, and as it is currently planned or contemplated to be conducted by Sellers prior to the Closing and, to the Knowledge of Seller, by Purchaser following the Closing. Sellers, whether as licensees or owners, have rights to all Intangible Assets required for use in connection with the Business.

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1.5 Mandatory Arbitration of Accounting Reconciliations. A new Section 11.10(c) shall be added to the Asset Purchase Agreement and read as follows:

(c) Notwithstanding Sections 10.07 and 11.10(b), the Parties agree that any dispute related specifically to accounting reconciliations for miscellaneous expenses of not more than $200,000 arising under the Agreement shall be determined by final and binding arbitration administered by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules and Mediation Procedures (“Commercial Rules”). There shall be one arbitrator agreed to by the Parties within twenty (20) days of receipt by respondent(s) of the request for arbitration or in default thereof appointed by the AAA in accordance with its Commercial Rules. The arbitrator will have no authority to award damages exceeding $200,000. Any arbitration shall take place in Portland, Oregon. This Section 11.10(c) does not affect the Parties’ indemnification rights and obligations under Article X or otherwise compromise in any way disputes that are not directly attributed to accounting reconciliations arising from the Agreement. For the avoidance of any doubt, any claims or disputes related to the Purchaser Indemnified Parties’ rights to indemnification in connection with the lawsuit pending in the Circuit Court of the Eighteenth Judicial Circuit of Illinois, Case No. 2019 L 001149, True Health Medical Center, S.C. v. Kirkman Group, Inc. et al., shall not be resolved through arbitration.

1.6 Amendment to Schedule 3.19(A). Schedule 3.19(a) of the Asset Purchase Agreement is hereby deleted in its entirety and replaced as set forth in Exhibit 2 attached hereto.

1.7  Non-Competition Agreement.  The Non-Competition Agreement attached to the Asset Purchase Agreement as part of Exhibit D is hereby amended as set forth in Exhibit 3.

1.8 Domain Name Transfer Agreement. The Domain Name Transfer Agreement attached to the Asset Purchase Agreement as part of Exhibit F is hereby amended and restated in its entirety as set forth in Exhibit 4.

1.9 Trademark Assignment Agreement. The Trademark Assignment Agreement attached to the Asset Purchase Agreement as part of Exhibit F is hereby amended and restated in its entirety as set forth in Exhibit 5.

1.10 Intellectual Property Security Agreement. The Intellectual Property Security Agreement attached to the Asset Purchase Agreement as Exhibit G is hereby amended as set forth in Exhibit 6.

1.11 Indemnification of True Health Medical Center, S.C. Litigation. A new Section 10.11 shall be added to the Asset Purchase Agreement and read as follows:

So long as Purchaser is in compliance with this Agreement, as amended, Seller shall indemnify the Purchaser Indemnified Parties from and against all Damages, including, but not limited to, any legal fees and expenses incurred by the Purchaser Indemnified Parties, arising from or related to the litigation styled: True Health Medical Center, S.C. v. Kirkman Group, Inc., et al., Case No. 2019 L 001149 (DuPage County Cir. Ct. IL) as an indemnified claim under Article X.

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ARTICLE 2 – MISCELLANEOUS PROVISIONS

2.1 Continuing Effectiveness of the Asset Purchase Agreement. Except to the extent set forth herein, all of the terms and provisions of the Asset Purchase Agreement shall remain in full force and effect. The Asset Purchase Agreement, as amended by this Amendment, the Collateral Agreements and the Security Agreement, contain the entire agreement of the parties with respect to the subject matter hereof.

2.2 Effectiveness of Amendment. This Amendment has been (i) approved and adopted by the unanimous vote or consent of the Sellers and each has authorized Sellers’ and Owners’ Agent to execute this Amendment and (ii) approved and adopted by the unanimous vote or consent of the Purchaser and HTO Holdings.

2.3 Application of Delaware Law. This Amendment and its interpretation shall be governed exclusively by its terms and by the laws of the State of Delaware.

2.4 Headings. The headings in this Amendment are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any provision hereof.

2.5 Severability. If any provision of this Amendment or the application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Amendment and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

[Signatures Appear on Following Pages]

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IN WITNESS WHEROF, the Parties hereto have caused this Amendment to be executed as of the day and year first written above.

SELLERS

KIRKMAN GROUP, INC.

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN LABORATORIES, INC.

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN GROUP INTERNATIONAL, INC.

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

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OWNERS

/s/ DAVID K. HUMPHREY
DAVID K. HUMPHREY

SELLERS’ AGENT
DAVID K. HUMPHREY

/s/ DAVID K. HUMPHREY

PURCHASER

HTO NEVADA INC.

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	Chief Executive Officer

HTO HOLDINGS

HTO HOLDINGS INC.

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	Chief Executive Officer

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Exhibit 1

Security Agreement

Exhibit 1 to Amendment No. 1 to Asset Purchase Agreement

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of November , 2021 (“Effective Date”), by and between HTO Nevada Inc., a Delaware corporation, or its designated assignee (herein referred to as “Purchaser”), HTO Holdings Inc., a Delaware corporation (“HTO Holdings”), Kirkman Group, Inc., a Nevada corporation (“Kirkman Group”), Kirkman Laboratories, Inc., an Oregon corporation (“Kirkman Lab”), Kirkman Group International, Inc., a Nevada corporation (“Kirkman Group International” and collectively with Kirkman Group and Kirkman Lab, the “Sellers” or the “Company” and each a “Seller” or a “Company”), and David K. Humphrey as Sellers’ and Owners’ Agent (the “Sellers’ Agent”). Purchaser and HTO Holdings may from time to time be referred to herein collectively as “Debtor”, and Sellers may be referred to collectively as the “Secured Party”.

WITNESSETH:

WHEREAS, the Parties entered into the Asset Purchase Agreement dated as of June 28, 2019 (as from time to time amended, restated, supplemented or otherwise modified, including any exhibits, schedules, annexes and attachments thereto, the “Asset Purchase Agreement”);

WHEREAS, under the Asset Purchase Agreement, Purchaser and HTO Holdings are to make certain payments toward the Purchase Price;

WHEREAS, Purchaser and HTO Holdings have requested, and Sellers have agreed, to amend the payment schedule of the Deferred Consideration

WHEREAS, Purchaser and HTO Holdings have mutually executed an Amendment to the Asset Purchase Agreement, dated November , 2021 (“Amendment”); and

WHEREAS, as consideration for amending the payment schedule of the Deferred Consideration, the Purchaser and HTO Holdings agree to enter into this Security Agreement to provide collateral security for the payment and performance when due of the Deferred Consideration.

NOW THEREFORE, in consideration of the covenants and obligations recited herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties amend the Agreement, as follows.

AGREEMENT

Section 1.  Definitions.

(a) When used herein, the terms Account, Document, Goods, Inventory, Instrument, Proceeds, and Security have the respective meanings assigned thereto in the UCC (as defined below).

(b) Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Asset Purchase Agreement, including the Amendment.

(c) The following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

Agreementis defined in the introductory paragraph hereto.

Collateral means all property and rights of Debtor in which a security interest is granted hereunder. Notwithstanding anything herein to the contrary, in no event shall “Collateral” include, and Debtor shall not be deemed to have granted a security interest in, any contract, lease, license or other agreement which by its terms prohibits the granting of a security interest therein (except to the extent such prohibition is unenforceable pursuant to the provisions of Article 9 of the UCC); provided, however, that Debtor will use commercially reasonable efforts to promptly obtain consent to the collateral assignment thereof and the granting of a security interest therein to Secured Party and, at such time such consent is obtained, the contract, lease, license or other agreement shall constitute “Collateral” hereunder, and provided, further, that notwithstanding the foregoing, the term “Collateral” shall include any and all proceeds arising from such excluded property to the extent that the assignment or encumbering of such proceeds is not subject to the same or similar prohibitions or restrictions.

Debtor is defined in the introductory paragraph hereto.

Default means the occurrence of any breach under the Asset Purchase Agreement, as amended.

Fraudulent Conveyance is defined in Section 10.

Non-Tangible Collateralmeans, collectively, Debtor’s Accounts and General Intangibles.

Obligation means the “Deferred Consideration” as defined in the Asset Purchase Agreement, as amended.

Obligor means a Person that, with respect to an obligation secured by a security interest in the Collateral, (i) owes payment or other performance on the obligation, (ii) has provided property or other security or credit support other than the Collateral to secure payment or other performance of the obligation, or (iii) is otherwise accountable in whole or in part for payment or other performance of the obligation. The term does not include issuers or nominated persons under a letter of credit.

Organizational I.D. Number means the organizational identification number assigned to Debtor by the applicable governmental unit or agency of the jurisdiction of organization for Debtor.

Receivable(s) means all Accounts set out in Schedule 3.07 and Annex 3.07 to the Asset Purchase Agreement, and all right, title and interest in any returned goods, together with all right, title, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and re-sales, and all related security interests, liens, charges, encumbrances and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

Secured Party is defined in the introductory paragraph hereto.

Security Interest is defined in Section 2.

Type of Organization means the kind or type of entity of Debtor, such as a corporation, limited partnership or limited liability company.

UCC means the Uniform Commercial Code as in effect in the State of Delaware on the date of this Agreement, as it may be amended or modified from time to time hereafter; provided, however, that, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, UCC shall mean the Uniform Commercial Code as in effect from time to time in such jurisdiction.

Section 2. Grant of Security Interest. As security for the payment and performance of all the Obligation, Debtor hereby assigns to Secured Party, and grants to Secured Party a continuing security interest (the “Security Interest”) in, all of the following assets and properties of Debtor whether now or hereafter existing or acquired, including all of the assets and properties acquired by Debtor pursuant to the Acquisition, regardless of where located:

(a) Inventory as set out in Schedule 3.08 and Annex 3.08 to the Asset Purchase Agreement and any similar Inventory acquired by Debtor after the Effective Date of this Agreement;

(b) Inventory of Debtor listed on Schedule A hereto. “Inventory” as used in this Section 2(b) means all Debtor’s supplies and inventory, including, without limitation, raw materials packaging materials, work in process, finished goods, service parts and inventory in transit used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise pertaining to the business of the Debtor and items of tangible personal property used in the business of the Debtor that are (a) for incorporating into finished product or for fabrication in the ordinary course of business, or (b) are to be currently consumed either directly or indirectly in the production of good or services to be available for sale (raw materials and supplies). Unless otherwise specified, Inventory as referenced in this Section 2(b) and Inventory referenced in Section 2(a) above may from time to time be referred to collectively as “Inventory”.

(c) Accounts Receivables as set out in Schedule 3.07 and Annex 3.07 to the Asset Purchase Agreement;

(d) Intangible Assets set forth in Schedule 1.01-A(ix) of the Asset Purchase Agreement including, but not limited to telephone numbers, customer lists, contracts, and goodwill;

(e) 10,000 pounds of CBD Smokable Hemp Flower Inventory which has been tested to allow it to meet federal and state laws including a THC measurement verified to be less than 0.3% and with a minimum market value as of the date of this Agreement of $130.00 per pound;

together with all books, records, writings, databases, information and other property of Debtor relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

Section 3.  Representations and Warranties. Debtor represents and warrants to Secured Party, jointly and severally as of the Effective Date that:

(a) No financing statement (other than any which may have been filed on behalf of Secured Party) with respect to Debtor or the Collateral is on file in any public office.

(b) Debtor is and will be the lawful owner of the Collateral, free of all liens, claims, security interests and encumbrances whatsoever and Debtor has full power and authority to execute this Agreement and perform its obligations hereunder, and to subject the Collateral to the security interest hereunder.

(c) Debtor is and will be the lawful owner of the Collateral, free of all liens, claims, security interests and encumbrances whatsoever, other than the security interest hereunder and the security interests detailed on Schedule E hereto and Debtor has full power and authority to execute this Agreement and perform its obligations hereunder, and to subject the Collateral to the security interest hereunder.

(d) All information with respect to Collateral and Debtor set forth in any schedule, certificate or other writing furnished by Debtor to Secured Party with this Agreement is and will be true and correct in all material respects as of the date furnished.

(e) The execution and delivery of this Agreement and the performance by Debtor of its obligations hereunder (i) are within Debtor’s powers, (ii) have been duly authorized by all necessary corporate action, as applicable, (iii) have received all necessary governmental approval (if any shall be required), and (iv) do not and will not contravene or conflict with any provision of Law or of the articles of incorporation, certificate of formation, by-laws, limited liability company agreement, limited partnership agreement or any similar governing documents of Debtor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon Debtor.

(f) This Agreement is a legal, valid and binding obligation of Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(g) The Security Interest in the Collateral created by this Agreement will be duly perfected once the action required for perfection under applicable law has been taken. The creation, attachment and perfection of the Security Interest do not require the consent of any third party (other than with respect to the attachment and perfection of any Security Interest which requires control under the UCC (including deposit and securities accounts)). Once perfected, the Security Interest will constitute a first priority lien on the Collateral.

(h) The CBD Hemp Flower Inventory will be kept segregated from all other hemp inventory or products of Debtor for the duration of this Agreement, will contain less than 0.3% THC and will have minimum market value of $130 per pound as of the date of this Agreement.

(i) Debtor’s chief executive office and principal place of business are as set forth on Schedule B hereto. Schedule B also sets forth each location where Debtor maintains a place of business, maintains any Inventory, or owns or leases any real property. The failure of the description of locations of Collateral on Schedule B to be accurate or complete will not impair the Security Interest in such Collateral. Debtor agrees that it will immediately deliver and update Schedule B in the event that Debtor changes or adds any location where Debtor maintains a place of business, maintains any Inventory, or owns or leases any real property.

(j) Debtor is duly organized, validly existing and in good standing under the laws of the state set forth on Schedule C hereto; Schedule C sets forth the Type of Organization, Organizational I.D. Number and federal taxpayer identification number of Debtor.

(k) Debtor’s exact legal name is as set forth on the signature pages of this Agreement and on Schedule C; Schedule D sets forth all of Debtor’s prior legal names and prior Types of Organizations, and lists all mergers or other reorganizations to which Debtor has been subject, within the five (5) year period immediately preceding the date hereof.

(l) The amounts due Debtor under the Collateral are not subject to any material setoff, counterclaim, defense, allowance or adjustment (other than discounts for prompt payment shown on the invoice) or to any material dispute, objection or complaint by any Obligor.

(m) The delivery at any time by Debtor to Secured Party of Collateral or of additional specific descriptions of certain Collateral will constitute a representation and warranty by Debtor to Secured Party under this Agreement that the representations and warranties in this Section 3 are true and correct with respect to each item of such delivered Collateral.

Section 4. Certificates, Schedules and Reports. Debtor will from time to time deliver to Secured Party such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by Debtor in full or partial payment of any of the Collateral, as Secured Party may request. Any such schedule, certificate or report shall be executed by a duly authorized officer of Debtor and shall be in such form and detail as Secured Party may specify. Debtor shall immediately notify Secured Party of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods that are material to Debtor taken as a whole, and such notice shall specify the amount of such loss or depreciation.

Section 5.  Agreements of Debtor.

(a) Debtor, at Secured Party’s request, at any time and from time to time, shall execute and deliver to Secured Party such financing statements, amendments and any other documents, including Instruments, and do such acts as Secured Party deems necessary in order to establish and maintain valid, attached and perfected security interests in the Collateral in favor of Secured Party, free and clear of all Liens and claims and rights of third parties whatsoever except Permitted Liens. Debtor hereby irrevocably authorizes Secured Party at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (A) as “the Collateral described in the Security Agreement” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including, without limitation, whether Debtor is an organization, the Type of Organization and the Organization ID Number issued to Debtor. Debtor further ratifies and affirms its authorization for any financing statements and/or amendments thereto that Secured Party has filed in any jurisdiction prior to the date of this Agreement relating to the Collateral.

(b) During the term of this Agreement, Debtor agrees to:

(i) keep all of the Collateral (other than with respect to Goods in transit between facilities or sales or leases of Inventory in the ordinary course of business or the sale or lease of other Collateral to the extent permitted by the Loan Agreement) at, and will not maintain any place of business at any location other than, its address(es) shown on Schedule B hereto or at such other addresses of which Debtor shall have given Secured Party not less than thirty (30) days’ prior written notice; provided, however, that Debtor at any time may keep its Inventory at the addresses of its third-party vendors;

(ii) keep its records concerning the Accounts Receivables in such a manner as will enable Secured Party or its designees to determine at any time the status of the Accounts Receivables Collateral;

(iii) maintain a current record of the location of all Collateral and furnish Secured Party such information concerning Debtor, the Collateral and the Obligor as Secured Party may from time to time reasonably request;

(iv) permit Secured Party and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default at Debtor’s sole expense) to inspect Debtor’s Inventory and other Collateral, and to inspect, audit and make copies of and extracts from all records and other papers in the possession of Debtor pertaining to the Collateral and the Obligors, and will, upon request of Secured Party during the existence of a Default, deliver to Secured Party all of such records and papers;

(v) upon request of Secured Party, stamp on its records concerning the Collateral, a notation, in Proper Form, of the security interest of Secured Party hereunder;

(vi) promptly notify Secured Party in writing of any change in any material fact or circumstance represented or warranted by Debtor with respect to any of the Collateral, and promptly notify Secured Party in writing of any claim, action or proceeding challenging the Security Interest or affecting title to all or any material portion of the Collateral or the Security Interest and, at Secured Party’s request, appear in and defend any such action or proceeding at Debtor’s expense;

(vii) not sell, lease, assign or create or permit to exist any Lien on any Collateral except for the sale or lease of Inventory in the ordinary course of its business, with the exception of the CBD Hemp Flower Inventory which shall not be sold, leased, or assigned (other than to Secured Party) at any time while this Agreement is in effect;

(viii) keep all of its Inventory, CBD Hemp Flower Inventory and other Collateral insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and such policies or certificates thereof shall, if Secured Party so requests, be deposited with or furnished to Secured Party;

(ix) take such actions as are reasonably necessary to keep its Collateral in good repair and condition;

(x) promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Inventory, CBD Hemp Flower Inventory and other Collateral except to the extent the validity thereof is being contested in good faith and adequate reserves are being maintained in connection therewith;

(xi) take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral;

(xii) keep all of the tangible Collateral in the United States;

(xiii) with respect to Collateral in the possession of a third party, obtain an acknowledgment from the third party that it is holding the Collateral for benefit of Secured Party;

(xiv) take other action reasonably requested by Secured Party to ensure the attachment, perfection and, first priority of, and the ability of Secured Party to enforce, the security interests in any and all of the Collateral including, without limitation:

1) cooperating with Secured Party’s reasonable efforts made in furtherance of executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that Debtor’s signature thereon is required therefor;

2) complying with any provision of any statute, regulation or treaty of the United States and any applicable states as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, the security interests in such Collateral;

3) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other Person obligated on Collateral;

4) taking all actions required by the UCC in effect from time to time or by other Law, as applicable in any relevant UCC jurisdiction, or by other Law as applicable in any foreign jurisdiction;

(xv) not change its state of formation or organization or Type of Organization without providing Secured Party with at least thirty (30) days’ prior written notice; and

(xvi) not change its legal name without providing Secured Party with at least thirty (30) days’ prior written notice.

(c) Any expenses incurred in protecting, preserving or maintaining any Collateral shall be borne by Debtor. Notwithstanding the foregoing, Secured Party shall have no obligation or liability regarding the Collateral or any part thereof by reason of, or arising out of, this Agreement.

Section 6.  Default; Rights and Remedies of Secured Party upon a Default. If a Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies:

(a) Secured Party may exercise any or all of the remedies available to it under this Agreement, the Asset Purchase Agreement, as amended, at Law, in equity or otherwise;

(b) Secured Party may request that Debtor direct that all Receivables be paid directly to a lock box account established with, or for the benefit of, Secured Party;

(c) Debtor shall irrevocably appoint Secured Party its true and lawful attorney with full power of substitution, in the name of Debtor, for the sole use and benefit of Secured Party, but at Debtor’s expense, to the extent permitted by Law, to file claims under any insurance policies of Debtor, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, but only to the extent and degree necessary in order to recover amounts owed pursuant to the terms of the Asset Purchase Agreement following a Default, and only until such time as said Default is cured. Secured Party shall promptly remit to Debtor any amounts collected from insurance providers or other similarly situated which are in excess of is owed under the Asset Purchase Agreement, as amended;

(d) Debtor irrevocably appoint Secured Party its true and lawful attorney with full power of substitution, in the name of Debtor, for the sole use and benefit of Secured Party, but at Debtor’s expense, to the extent permitted by Law, to exercise, all or any of the following powers with respect to all or any of Debtor’s Collateral (to the extent necessary to cause the Obligation to be Paid in Full):

(i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

(ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

(iii) to take control of, sell, lease, license or otherwise dispose of the same or the Proceeds thereof, as fully and effectually as if Secured Party were the absolute owner thereof;

(iv) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

(v) to endorse Debtor’s name on any notes, acceptances, checks, drafts, money orders or other evidences of payment on Collateral that may come into Secured Party’s possession;

(vi) to sign Debtor’s name on any invoice or bill of lading relating thereto, on any drafts against Obligors or other Persons making payment with respect thereto, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect thereto;

(vii) to send requests for verification of obligations to any Obligor; and

(viii) to do all other acts and things reasonably necessary to carry out the intent of this Agreement;

provided, however,that except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market Secured Party will give Debtor at least ten (10) days’ prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. If, following the occurrence of a Default, any Obligor fails to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in Debtor’s name, to take such action as Secured Party reasonably shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision of this Agreement, however, Secured Party shall not be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral except for its own gross negligence or willful misconduct, nor shall it be under any duty to anyone except Debtor to account for funds that it shall actually receive under this Agreement. A receipt given by Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party. Secured Party may apply or set off amounts paid and the deposits against any liability of Debtor to Secured Party.

(e) Secured Party’s sale of less than all the Collateral shall not exhaust Secured Party’s rights under this Agreement and Secured Party is specifically empowered to make successive sales until all the Collateral is sold, or until such time as the Default is cured. If the proceeds of a sale of less than all the Collateral shall be less than the Obligation, this Agreement and the Security Interest shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this Agreement is not completed or is, in Secured Party’s opinion, defective, such sale shall not exhaust Secured Party’s rights under this Agreement and Secured Party shall have the right to cause a subsequent sale or sales to be made. Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this Agreement as to nonpayment of the Obligation, or as to the occurrence of any Default, or as to Secured Party’s having declared all of such Obligation to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Secured Party may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but such acts must be done in the name and on behalf of Secured Party.

(f) In addition to any and all other rights afforded to Secured Party in this Section 6, Secured Party may exercise all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, if cash shall be insufficient to pay all of the Obligation in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof in accordance with the provisions of the UCC. Notice of any such sale or other disposition shall be given to Debtor as required under this Section 6.

Section 7.  Application of Proceeds.

(a) If a Default shall have occurred and be continuing, Secured Party may apply the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities:

(i) first, to pay the expenses of such sale or other disposition, including reasonable attorneys’ fees and other expenses, liabilities and advances incurred or made by Secured Party in connection with this Agreement, and any other amounts then due and payable in connection with this Agreement;

(ii) second, to amounts due under the Asset Purchase Agreement; and

(iii) Any proceeds garnered from a sale that are in excess of amounts due under the Asset Purchase Agreement and necessary to cure a Default shall be remitted to Debtor within 5 business days of sale or other disposition.

(b) All distributions made by Secured Party pursuant to this section shall be final (except in the event of manifest error).

Section 8. Secured Party’s Use. At Secured Party’s option, Secured Party may elect to keep and use for its own purposes any Collateral, provided that an amount equal to the fair market value of the Collateral kept by Secured Party shall be applied to the amounts owing under the Asset Purchase Agreement.

Section 9. Existence of Default. Regarding the existence of any Default for purposes of this Agreement, Debtor agrees that the Obligors on any Collateral may rely upon written certification from Secured Party that such a Default exists and Debtor expressly agrees that Secured Party shall not be liable to Debtor for any claims, damages, costs, expenses or causes of action of any nature whatsoever in connection with, arising out of, or related to Secured Party’s exercise of any rights, powers or remedies under the Asset Purchase Agreement except for its own gross negligence or willful misconduct.

Section 10.  Limitation on Duty in Respect of Collateral

(a) Beyond the exercise of reasonable care in the custody and preservation thereof, Secured Party will have no duty as to any Collateral in its possession or control or in the possession or control of any bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any bailee selected by Secured Party in good faith or by reason of any act or omission by Secured Party pursuant to instructions from Debtor, except to the extent that such liability arises from Secured Party’s gross negligence or willful misconduct.

(b) To the extent that applicable Law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (i) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work-in-process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other Law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Obligors or other Persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against Obligors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, including, without limitation, any warranties of title, (xi) to purchase insurance of credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral, or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by Secured Party would not be commercially unreasonable in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this section. Without limitation upon the foregoing, nothing contained in this section shall be construed to grant any right to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this section.

(c) The Security Interest is given to secure the prompt, unconditional and complete payment and performance of the Obligation when due, and is given as security only. Secured Party does not assume, and shall not be liable for, any of Debtor’s liabilities, duties or obligations under, or in connection with, the Collateral. Secured Party’s acceptance of this Agreement, or its taking any action in carrying out this Agreement, does not constitute Secured Party’s approval of the Collateral or Secured Party’s assumption of any obligation under or in connection with the Collateral. This Agreement does not affect or modify Debtor’s obligations with respect to the Collateral.

Section 11.  Fraudulent Conveyance.  Notwithstanding anything contained in this Agreement to the contrary, Debtor agrees that if, but for the application of this Section 10, the Obligation or any Security Interest would constitute a preferential transfer under 11 U.S.C. § 547, a fraudulent conveyance under 11 U.S.C. § 548 (or any successor section of that statute) or a fraudulent conveyance or transfer under any state fraudulent conveyance or fraudulent transfer law or similar law in effect from time to time (each a “Fraudulent Conveyance”), then the Obligation and each affected Security Interest will be enforceable to the maximum extent possible without causing the Obligation or any Security Interest to be a Fraudulent Conveyance, and shall be deemed to have been automatically amended to carry out the intent of this Section 10.

Section 12.  Actions by Secured Party. The Asset Purchase Agreement shall govern the taking of any actions or exercise of any right or remedy by Secured Party under this Agreement.

Section 13.  General.

(a) This Agreement and the Security Interest shall remain in full force and effect until, and will terminate upon, the date on which all of the Obligation has been paid in full. Upon such termination, the Secured Party will execute any termination statement with respect to any financing statement or other security document executed and filed pursuant to this Agreement. If at any time all or any part of any payment applied by Secured Party to any Obligation is or must be rescinded or returned by Secured Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of Debtor), such Obligation shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Secured Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Obligation, all as though such application by Secured Party had not been made.

(b) Any notice from Secured Party to Debtor, if mailed, shall be deemed given five (5) days after the date mailed, postage prepaid, addressed to Debtor either at Debtor’s address shown on Schedule B hereto or at such other address as Debtor shall have specified in writing to Secured Party as its address for notices hereunder.

(c) Debtor agrees to pay all expenses, including reasonable attorney’s fees and necessary charges (including time charges of attorneys who are employees of Secured Party, at the same hourly rate at which Secured Party compensates those attorney- employees internally) paid or incurred by Secured Party in endeavoring to collect the Obligation of Debtor, or any part thereof, and in enforcing this Agreement against Debtor, and such obligations will themselves be part of the Obligation.

(d) No delay on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

(e) THIS AGREEMENT, THE ASSET PURCHASE AGREEMENT AND THE OTHER DOCUMENTS AND AGREEMENTS DESCRIBED IN THE ASSET PURCHASE AGREEMENT, INCLUDING BUT NOT LIMITED TO, THE PROVISIONS RELATING TO GOVERNING LAW, VENUE AND SERVICE OF PROCESS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f) The rights and privileges of Secured Party hereunder shall inure to the benefit of its successors and assigns. Debtor may not assign or transfer its rights hereunder or any interest herein or delegate its duties hereunder without the prior written consent of Secured Party.

(g) This Agreement may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in any number of counterparts with the same effect as if all signatories had signed the same document. Facsimile and other electronic copies of manually-signed originals shall have the same effect as manually- signed originals and shall be binding on Debtor and Secured Party. All counterparts must be construed together to constitute one and the same instrument.

(h) This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law principles.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, this Security Agreement has been duly executed as of the day and year first above written.

SECURED PARTY:

KIRKMAN GROUP, INC.
a Nevada corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN LABORATORIES, INC.
an Oregon corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN GROUP, INTERNATIONAL, INC.
a Nevada corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

SELLERS’ AGENT

By:	/s/ David K. Humphrey
Name:	David K. Humphrey

DEBTOR:

HTO NEVADA, INC.
a Delaware corporation

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	President

HTO HOLDINGS INC.
a Delaware corporation

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	President

[Signature Page to Security Agreement]

SCHEDULE A

TO SECURITY AGREEMENT

DEBTOR’S INVENTORY

(see attached)

AR Value Kirkman

As at Nov 30, 2021

Accounts Receivable	Value
Retail customers	$704,229.96
Contract customers	$18,572.02
Total AR	$722,801.98

Inventory Value Kirkman

As at Nov 30, 2021

Inventory	Value
Raw materials	$1,099,382.73
Finished goods	$355,986.17
Total Inventory	$1,455,368.90

SCHEDULE B

TO SECURITY AGREEMENT

CHIEF EXECUTIVE OFFICE AND OTHER ADDRESSES OF DEBTOR

6400 Rosewood St,

Lake Oswego, OR 97035, USA

8605 Santa Monica Blvd West

Hollywood, CA 90069,

United States

SCHEDULE C

TO SECURITY AGREEMENT

STATE OF FORMATION OR ORGANIZATION

Information Required	Debtor

Exact Legal Name:	HTO Nevada, Inc.

State of Organization:	Delaware

Type of Organization:	Corporation

Organizational I.D. Number:	7475094

Federal Taxpayer I.D. Number	84-2165537

Place of Business (or, if more than one, the Chief
Executive Office):	6400 Rosewood St,
Lake Oswego, OR 97035, USA

Exact Legal Name:	HTO Holdings Inc.

State of Organization:	Delaware

Type of Organization:	Corporation

Organizational I.D. Number:	7344464

Federal Taxpayer I.D. Number	83-4141977

Place of Business (or, if more than one, the Chief
Executive Office):	6400 Rosewood St,
Lake Oswego, OR 97035, USA

SCHEDULE D

TO SECURITY AGREEMENT

TRADE NAMES, PRIOR LEGAL NAMES AND TYPES OF ORGANIZATION, ETC.

Debtor’s prior legal names and Types of Organizations were:

Hemptown USA Kirkman Group

SCHEDULE E

TO SECURITY AGREEMENT

OTHER SECURITY INTERESTS IN COLLATERAL

None.

Exhibit 2

AMENDED AND RESTATED SCHEDULE 3.19(A)

COPYRIGHTS, TRADEMARKS, AND PATENTS

Marks

(See the attached Schedule 3.19 Intellectual Property)

Domain Names

Domain Name	Exp Date
KIRKMAN.CO	7/25/2022
KIRKMANGROUP.COM	4/7/2026
KIRKMANGROUP.NET	4/7/2022
KIRKMANIMAGING.COM	4/7/2022
KIRKMANLABS.COM	4/7/2022
ROSELABORATORIES.COM	1/3/2024

Licenses

None

Exhibit 2 to Amendment No. 1 to Asset Purchase Agreement

Exhibit 3

Amendment to Non-Competition Agreement

Exhibit 3 to Amendment No. 1 to Asset Purchase Agreement

AMENDMENT TO NON-COMPETITION AGREEMENT

THIS AMENDMENT TO NON-COMPETITION AGREEMENT (the “Amendment”) is entered into as of November 30th, 2021 (“Effective Date”), by and between Kirkman Group, Inc., a Nevada corporation (“Kirkman Group”), Kirkman Laboratories, Inc., an Oregon corporation (“Kirkman Laboratories”), Kirkman Group International, Inc., a Nevada corporation (“Kirkman Group International”, collectively with Kirkman Group and Kirkman Laboratories, “Sellers”, and each individually, a “Seller”), HTO Nevada Inc., a Delaware corporation (“Purchaser”), each of the Persons listed as an Owner herein (the “Owners”) and David K. Humphrey as Sellers’ Agent (the “Sellers’ Agent,” and collectively with Sellers, Purchaser and the Owners, the “Parties”). Capitalized terms used but not defined herein shall have the meanings set forth in the Non- Competition Agreement.

WITNESSETH

WHEREAS, the Parties entered into the Asset Purchase Agreement dated as of June 28, 2019 (as from time to time amended, restated, supplemented or otherwise modified, including any exhibits, schedules, annexes and attachments thereto, the “Asset Purchase Agreement”);

WHEREAS, the Sellers, Owners and Purchaser have entered into a Non-Competition Agreement (“Agreement”) dated as of July 11, 2019;

WHEREAS, under the Asset Purchase Agreement, Purchaser and HTO Holdings Inc. (“HTO Holdings”) are to make certain payments toward the Purchase Price;

WHEREAS, Purchaser and HTO Holdings have requested, and Sellers have agreed, to amend the payment schedule of the Deferred Consideration; and

WHEREAS, as consideration for amending the payment schedule of the Deferred Consideration, the Purchaser and HTO Holdings agree to amend the Agreement.

NOW THEREFORE, in consideration of the covenants and obligations recited herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties amend the Agreement, as follows.

1. Section 5 of the Agreement is deleted in its entirety and replaced with the following:

5. Defense. Except as provided in Section 8 of this Agreement, the covenants set forth in this Agreement shall be construed as agreements independent of any other provision in the Purchase Agreement or any other agreement by, between, among or affecting Purchaser and Sellers, and the existence of any claim or cause of action by Sellers against Purchaser, whether predicated on the Purchase Agreement or otherwise, shall not constitute a defense to the enforcement of this Agreement.

1

2. The following section is added to the Agreement:

8. Purchaser’s Failure to Pay. In the event Purchaser and HTO Holdings fail to make any payment due to Sellers in the amount and on or before the due date of each respective payment as set forth in the Amendment No. 1 to the Asset Purchase Agreement, dated November 30th, 2021, Sellers and Owners shall provide Purchaser with a written notice of default and demand for cure. If the Purchaser fails to cure any Deferred Consideration payment default within ninety (90) after receiving the written notice of default, Sellers and Owners shall be entitled to immediately terminate this Agreement.

3. Except to the extent set forth herein, all of the terms and provisions of the Agreement shall remain in full force and effect.

4. Each of the Parties to this Amendment acknowledges that it has had the benefit of advice of competent legal counsel or the opportunity to retain such counsel with respect to its decision to enter into this Amendment. The Parties shall be deemed to have cooperated in the drafting and preparation of this Amendment. Hence, any construction to be made of this Amendment shall not be construed against any Party.

5. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in any number of counterparts with the same effect as if all signatories had signed the same document. Facsimile and other electronic copies of manually-signed originals shall have the same effect as manually-signed originals and shall be binding on Assignee and Assignors. All counterparts must be construed together to constitute one and the same instrument.

6. The Agreement shall not be further altered, amended or modified by oral representation made before or after the execution of this Amendment, except in writing, executed by all Parties.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SELLERS:

KIRKMAN GROUP, INC.
a Nevada corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN LABORATORIES, INC.
an Oregon corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN GROUP INTERNATIONAL, INC.
a Nevada corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

SELLERS’ AGENT

By:	/s/ David K. Humphrey
Name:	David K. Humphrey

PURCHASER:

HTO NEVADA, INC.
a Delaware corporation

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	President

[Signature Page to Amendment to Non-Competition Agreement]

3

Exhibit 4

Exhibit 4 to Amendment No. 1 to Asset Purchase Agreement

AMENDED AND RESTATED DOMAIN NAMES TRANSFER AGREEMENT

THIS AMENDED AND RESTATED DOMAIN NAME TRANSFER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of November 30th, 2021 (“Effective Date”), by and between HTO Nevada Inc., a Delaware corporation, or its designated assignee (“Assignee”), Kirkman Group, Inc., a Nevada corporation (“Kirkman Group”), Kirkman Laboratories, Inc., an Oregon corporation (“Kirkman Laboratories”), Kirkman Group International, Inc., a Nevada corporation (“Kirkman Group International”, collectively with Kirkman Group and Kirkman Laboratories, “Assignors”, and each individually, an “Assignor”). Capitalized terms used but not defined herein shall have the meanings set forth in the Asset Purchase Agreement.

RECITALS

WHEREAS, Assignors and Assignee are parties to that certain Asset Purchase Agreement dated as of June 28, 2019 (as from time to time amended, restated, supplemented or otherwise modified, including any exhibits, schedules, annexes and attachments thereto, the “Asset Purchase Agreement”), pursuant to which Assignee has agreed to purchase from Assignors the Assets;

WHEREAS, Assignors are the registrant of the domain names set forth on Schedule A hereto (the “Domain Names”);

WHEREAS, Assignee and Assignor have entered into a Domain Names Transfer Agreement dated as of July 11, 2019 (“Transfer Agreement”);

WHEREAS, under the Asset Purchase Agreement, Assignee and HTO Holdings Inc. (“HTO Holdings”) were to make certain payments toward the Purchase Price, as defined therein;

WHEREAS, Assignee and HTO Holdings have requested, and the Assignors have agreed, to amend the payment schedule of the Deferred Consideration;

WHEREAS, as consideration for amending the payment schedule of the Deferred Consideration, Assignee and HTO Holdings agree to delay and to defer transfer of the domain names until such time as the Deferred Consideration has been satisfied in full; and

WHEREAS, it is the intent of the Parties that this Agreement will entirely replace the Transfer Agreement.

NOW THEREFORE, in consideration of the covenants and obligations recited herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Assignee and Assignor agree, to amend and restate the Transfer Agreement, as follows.

AGREEMENT

1. Upon execution of this Agreement, Assignors shall submit a request to the registrar of each Domain Name to transfer the Domain Names to Assignee and will otherwise take all steps necessary in order to effectuate the expeditious and complete transfer of the Domain Names to Assignee. Without limiting the foregoing, Assignors shall complete all online procedures set forth by the registrar that are necessary to transfer the Domain Names to Assignee.

1

2. Subject to Section 3 below and the terms of the Trademark and Domain Name License Agreement, each Assignor agrees, on the Effective Date, to cease any use (and to terminate and discontinue all use ) of the Domain Names with regard to itself and any business or entity at any time owned or controlled by such Assignor.

3. In the event the Purchaser and HTO Holdings fail to make payment in full satisfaction of the Deferred Consideration as set forth in the Asset Purchase Agreement, as amended, the Assignors and Sellers shall have the right to terminate this Agreement and begin immediate use of the Domain Names, and Assignee agrees to transfer immediately all rights and registrations to all of the Domain Names to Assignor.

4. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns. The terms of the Asset Purchase Agreement, including but not limited to Assignors’ representations, warranties, covenants, agreements and indemnities (subject to the limitations therein) relating to the Assets, including the Domain Names, are incorporated herein by this reference. Each Assignor acknowledges and agrees that the representations, warranties, covenants, agreements and indemnities (subject to the limitations therein) contained in the Asset Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Asset Purchase Agreement and the terms hereof, the terms of the Asset Purchase Agreement shall govern.

5. Assignors jointly and severally covenant and agree to execute and deliver, at the request of the Assignee, such further instruments of transfer and assignment and to take such other action as Assignee may reasonably request to more effectively consummate the assignments contemplated by this Agreement. If Assignee is unable for any reason to secure any of the Assignors’ signature to any document required to file, prosecute, register, or memorialize the transfer of any of the Domain Names as provided under this Agreement, such Assignor hereby irrevocably designates and appoints Assignee and Assignee’s duly authorized officers and agents as Assignor’s agents and attorneys-in-fact to act for and on Assignor’s behalf and instead of Assignor to take all lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of rights under such Domain Names, all with the same legal force and effect as if executed by Assignor. The foregoing is deemed a power coupled with an interest and is irrevocable.

6. This Agreement and the legal relations between the Parties pursuant to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

7. Each Assignee and Assignor to this Agreement acknowledges that it has had the benefit of advice of competent legal counsel or the opportunity to retain such counsel with respect to its decision to enter into this Agreement. Assignors and Assignee shall be deemed to have cooperated in the drafting and preparation of this Agreement. Hence, any construction to be made of this Agreement shall not be construed against any Party.

8. This Agreement may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in any number of counterparts with the same effect as if all signatories had signed the same document. Facsimile and other electronic copies of manually- signed originals shall have the same effect as manually-signed originals and shall be binding on Assignee and Assignors. All counterparts must be construed together to constitute one and the same instrument.

9. The Agreement shall not be further altered, amended or modified by oral representation made before or after the execution of this Agreement, except in writing, executed by all Assignee and Assignors.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

2

IN WITNESS WHEREOF, this Amended and Restated Domain Names Transfer Agreement has been duly executed as of the date first above written.

ASSIGNORS:

KIRKMAN GROUP, INC.
a Nevada corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN LABORATORIES, INC.
an Oregon corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN GROUP, INTERNATIONAL, INC.
a Nevada corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

SELLERS’ AGENT

By:	/s/ David K. Humphrey
Name:	David K. Humphrey

ASSIGNEE:

HTO NEVADA, INC.
a Delaware corporation

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	President

[Signature Page to Amended and Restated Domain Names Transfer Agreement]

3

Schedule A

To Amended and Restated Domain Names Transfer Agreement

List of Domain Names

Domain Name	Exp Date
KIRKMAN.CO	7/25/2022
KIRKMANGROUP.COM	4/7/2026
KIRKMANGROUP.NET	4/7/2022
KIRKMANIMAGING.COM	4/7/2022
KIRKMANLABS.COM	4/7/2022
ROSELABORATORIES.COM	1/3/2024

KIRKMANDOCS.COM

KIRKMANFLUORIDE.COM

KIRKMANGROUP.ASIA

KIRKMANGROUP.BIZ

KIRKMANGROUP.IN

KIRKMANGROUP.ORG

KIRKMANGROUP.US

KIRKMANHR.COM

KIRKMANLABS.ASIA

KIRKMANLABS.IN

KIRKMANLABS.INFO

PURITYSUPPLEMENTS.COM

ROSELABS.NET

ULTRATESTED.COM

ULTRATESTED.NET

EXHIBIT 5

AMENDED AND RESTATED TRADEMARK ASSIGNMENT AGREEMENT

THIS AMENDED AND RESTATED TRADEMARK ASSIGNMENT AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of November 30th, 2021 (“Effective Date”), by and between HTO Nevada Inc., a Delaware corporation, or its designated assignee (“Assignee”), Kirkman Group, Inc., a Nevada corporation (“Kirkman Group”), Kirkman Laboratories, Inc., an Oregon corporation (“Kirkman Laboratories”), Kirkman Group International, Inc., a Nevada corporation (“Kirkman Group International”, collectively with Kirkman Group and Kirkman Laboratories, “Assignors”, and each individually, an “Assignor”). Capitalized terms used but not defined herein shall have the meanings set forth in the Asset Purchase Agreement.

WITNESSETH

WHEREAS, Assignors and Assignee are parties to that certain Asset Purchase Agreement dated as of June 28, 2019 (as from time to time amended, restated, supplemented or otherwise modified, including any exhibits, schedules, annexes and attachments thereto, the “Asset Purchase Agreement”), pursuant to which Assignee has agreed to purchase from Assignors the Assets;

WHEREAS, Assignee and Assignors have entered into a Trademark Assignment Agreement dated as of July 11, 2019 (“Assignment Agreement”);

WHEREAS, under the Asset Purchase Agreement, Assignee and HTO Holdings Inc. (“HTO Holdings”) were to make certain payments toward the Purchase Price, as defined therein;

WHEREAS, Assignee and HTO Holdings have requested, and the Assignors have agreed, to amend the payment schedule of the Deferred Consideration;

WHEREAS, as consideration for amending the payment schedule of the Deferred Consideration, Assignee and HTO Holdings agree to delay and to defer transfer of certain Marks until such time as the Deferred Consideration has been satisfied in full; and

WHEREAS, it is the intent of the Parties that this Agreement will entirely replace the Assignment Agreement.

NOW THEREFORE, in consideration of the covenants and obligations recited herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Assignee and Assignor agree to amend and restate the Assignment Agreement, as follows.

AGREEMENT

1. Upon execution of this Agreement, each Assignor will irrevocably assign to the Assignee: (i) all of such Assignor’s right, title, and interest in and to the trademarks set forth in Exhibit A (the “Marks”), together with the goodwill associated therewith; (ii) any and all legal actions and rights and remedies at law or in equity for past, present and future infringements, misappropriations, or other violations of the Marks, including the right to prosecute, maintain and sue for, collect, and retain all damages (including attorneys’ fees and expenses), profits, proceeds, and all other remedies associated therewith; and (iii) any and all income, royalties, and payments accruing on or after the date of this Agreement with respect to the Marks, for the Assignee’s own use and enjoyment and for the use and enjoyment of the Assignee’s successors, assigns, or other legal representatives.

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2. Subject to Section 4 below, each Assignor agrees, on the Effective Date, to cease any use (and to terminate and discontinue all use of) the terms contained in the Marks and any terms similar thereto in any domain name, domain name registration, trademark, service mark, trade name, company name, legal name, fictitious business name, logo, and any other indicator of origin, with regard to itself and any business or entity at any time owned or controlled by such Assignor.

3. Promptly following the Effective Date, each Assignor will authorize and request the Commissioner of Patents and Trademarks of the United States, and any other official throughout the world whose duty is to register and record ownership in trademark registrations and applications for registration of trademarks, to record the Assignee as the assignee and owner of any and all of such Assignor’s rights in the Marks.

4. In the event the Purchasers fail to make payment in full satisfaction of the Deferred Consideration as set forth in the Asset Purchase Agreement, as amended, the Assignors Sellers shall have the right to terminate this Agreement and begin immediate use of the Marks, and Assignee agrees to take all steps necessary to transfer immediately all rights in all of the Marks to Assignor.

5. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns. The terms of the Asset Purchase Agreement, including but not limited to Assignors’ representations, warranties, covenants, agreements and indemnities (subject to the limitations therein) relating to the Assets, including the Marks, are incorporated herein by this reference. Each Assignor acknowledges and agrees that the representations, warranties, covenants, agreements and indemnities (subject to the limitations therein) contained in the Asset Purchase Agreement shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Asset Purchase Agreement and the terms hereof, the terms of the Asset Purchase Agreement shall govern.

6. Assignors jointly and severally covenant and agree to execute and deliver, at the request of the Assignee, such further instruments of transfer and assignment and to take such other action as Assignee may reasonably request to more effectively consummate the assignments contemplated by this Agreement. If Assignee is unable for any reason to secure any of the Assignors’ signature to any document required to file, prosecute, register, or memorialize the assignment of any rights under any Marks as provided under this Agreement, such Assignor hereby irrevocably designates and appoints Assignee and Assignee’s duly authorized officers and agents as Assignor’s agents and attorneys-in-fact to act for and on Assignor’s behalf and instead of Assignor to take all lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of rights under such Marks, all with the same legal force and effect as if executed by Assignor. The foregoing is deemed a power coupled with an interest and is irrevocable.

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7. This Agreement and the legal relations between the Parties pursuant to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such State and without regard to conflicts of law doctrines.

8. Each Assignee and Assignor to this Agreement acknowledges that it has had the benefit of advice of competent legal counsel or the opportunity to retain such counsel with respect to its decision to enter into this Agreement. Assignors and Assignee shall be deemed to have cooperated in the drafting and preparation of this Agreement. Hence, any construction to be made of this Agreement shall not be construed against any Party.

9. This Agreement may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in any number of counterparts with the same effect as if all signatories had signed the same document. Facsimile and other electronic copies of manually- signed originals shall have the same effect as manually-signed originals and shall be binding on Assignee and Assignors. All counterparts must be construed together to constitute one and the same instrument.

10. The Agreement shall not be further altered, amended or modified by oral representation made before or after the execution of this Agreement, except in writing, executed by all Assignee and Assignors.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, this Amended and Restated Trademark Assignment Agreement has been duly executed as of the date first above written.

ASSIGNORS:

KIRKMAN GROUP, INC.
a Nevada corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN LABORATORIES, INC.
an Oregon corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

KIRKMAN GROUP, INTERNATIONAL, INC.
a Nevada corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

SELLERS’ AGENT

By:	/s/ David K. Humphrey
Name:	David K. Humphrey

ASSIGNEE:

HTO NEVADA, INC.
a Delaware corporation

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	President

[Signature Page to Amended and Restated Tradement Assignment Agreement]

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Exhibit A

to Amended and Restated Trademark Assignment Agreement

MARKS

Kirkman

Kirkman logo

Ultra Tested

Nu-Thera

Biofilm Defense

Isogest

Kirkman Kleen

Everyday™Multivitamin

Spectrum Complete™ Multivitamin

Perry™ Prenatal

Lactobacillus Duo™

Super Nu-Thera®

Pro-Bio Defense™

Super Pro-Bio™

Colostrum Gold™

Enzyme Complete/DPP-IV™

Phenol Assist™

Yeast Aid ™

Immuno-Aid™

Purity Tested®

DDP-IV Forte™

Spectrum Complete™

EXHIBIT 6 - AMENDED INTELLECTUAL PROPERTY SECURITY AGREEMENT

AMENDMENT NO. 1 TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Amendment”) is entered into as of November 30th, 2021 (the “Effective Date”), by and between HTO Nevada Inc., a Delaware corporation (herein referred to as “Grantor”) and Kirkman Group, Inc., a Nevada corporation (“Secured Party”). Grantor and Secured Party may be referred to collectively as the “Parties”.

WITNESSETH:

WHEREAS, Grantor and Secured Party have entered into that certain Asset Purchase Agreement, dated as of June 28, 2019 (as amended by certain Amendment No. 1 thereto dated as of even date herewith and as from time to time amended, restated, supplemented or otherwise modified, including any exhibits, schedules, annexes and attachments thereto, the “Asset Purchase Agreement”);

WHEREAS, in connection with the Asset Purchase Agreement, the Parties have entered into an Intellectual Property Security Agreement dated as of July 11, 2019 (the “IP Security Agreement”);

WHEREAS, under the Asset Purchase Agreement, Grantor and HTO Holdings Inc. (“HTO Holdings”) were to make certain payments toward the Purchase Price, as defined therein; and

WHEREAS, the Grantor and HTO Holdings have requested, and Sellers have agreed, to amend the payment schedule of the Deferred Consideration, conditioned on, among other terms, Grantor and HTO Holdings’ provision of additional security as set forth in this Amendment, Amendment No. 1 to the Asset Purchase Agreement, the Security Agreement, the Amended and Restated Trademark Assignment Agreement and the Amended and Restated Domain Names Transfer Agreement.

NOW, THEREFORE, in consideration of the foregoing and as inducement for the Parties to enter into the Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1, Grant of Security, is deleted in its entirety and amended as follows:

1. Grant of Security. The Grantor hereby grants to the Secured Party a security interest in and to all of the right, title, and interest of the Grantor throughout the world in and to all of the following, other than the Excluded IP, as defined below, only to the extent that such right, title, and interest were acquired by the Grantor from the Secured Party and transferred by the Secured Party to the Grantor pursuant to the Purchase Agreement (the “IP Collateral”) and subject to the terms of Amendment No. 1 to the Asset Purchase Agreement, the Amended and Restated Trademark Assignment Agreement and the Amended and Restated Domain Names Transfer Agreement:

(a) (i) copyrights, whether registered or unregistered, arising by any applicable Law of any jurisdiction throughout the world or any treaty or other international convention, (ii) registrations and applications for registration of such copyrights, including the registrations and applications set forth in the attached Schedule 1; and (iii) issuances, extensions, and renewals of such registrations and applications (collectively, “Acquired Copyrights”);

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(b) patents and patent applications, in whole or in part, including the patents and patent applications listed in the attached Schedule 2, all patents that are issued from such patent applications, and all continuations, continuations-in-part, divisionals, extensions, substitutions, reissues, re- examinations and renewals, of any of the foregoing, (collectively “Acquired Patents”);

(c) any and all of trade secrets (collectively, “Acquired Trade Secrets”);

(d) any databases or data compilations that comprise of or are comprised by the Intellectual Property, including all sui generis rights in such databases or data compilations in addition to any Acquired Copyrights or Acquired Trade Secrets relating thereto;

(e) the trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin (“Trademarks”) listed on Schedule 3 as amended to the extent transferred on the Effective Date or on any date thereafter prior to Grantor’s payment in full of the Deferred Consideration, together with the goodwill associated with and symbolized by the Trademarks and all registrations, applications to register (other than “intent to use” applications until a verified statement of use is filed with respect to such applications) and renewals thereof (collectively, “Acquired Marks”);

(f) the domain names and social media accounts listed on Schedule 4 as amended to the extent transferred on the Effective Date or on any date thereafter prior to Grantor’s payment in full of the Deferred Consideration;

(g) all licenses and similar contractual rights or permissions, whether exclusive or nonexclusive, related to any of the Intellectual Property, including those licenses listed on Schedule 5 (“Acquired Licenses”);

(h) royalties, fees, income, payments, and other proceeds now or hereafter due or payable to the Grantor with respect to any of the foregoing;

(i) claims and causes of action with respect to any of the foregoing, whether accruing before, on, or after the Effective Date, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, dilution, misappropriation, violation, breach, or default;

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(j) other rights, assets, privileges, and protections of any kind whatsoever accruing under any of the foregoing provided by any Law (including any treaty or other international convention) throughout the world; and

(k) all goodwill associated with any of the foregoing.

2. Schedule 3 to the IP Security Agreement is replaced and superseded by the Amended Schedule 3 attached hereto.

3. Schedule 4 to the IP Security Agreement is replaced and superseded by the Amended Schedule 4 attached hereto.

4. Schedule 5 to the IP Security Agreement is replaced and superseded by the Amended Schedule 5 attached hereto.

5. Grantor expressly authorizes Secured Party to file any financing statements in applicable jurisdiction to perfect its security interest established by the IP Security Agreement and this Amendment.

6. Except to the extent set forth herein, all of the terms and provisions of the IP Security Agreement shall remain in full force and effect. The provisions of this Amendment shall supersede and control over any conflicting or inconsistent provision between this Amendment and the IP Security Agreement.

7. Each of the Parties to this Amendment acknowledges that it has had the benefit of advice of competent legal counsel or the opportunity to retain such counsel with respect to its decision to enter into this Amendment. The Parties shall be deemed to have cooperated in the drafting and preparation of this Amendment. Hence, any construction to be made of this Amendment shall not be construed against any Party.

8. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in any number of counterparts with the same effect as if all signatories had signed the same document. Facsimile and other electronic copies of manually-signed originals shall have the same effect as manually-signed originals and shall be binding on Assignee and Assignors. All counterparts must be construed together to constitute one and the same instrument.

9. The IP Agreement shall not be further altered, amended or modified by oral representation made before or after the execution of this Amendment, except in writing, executed by all Parties.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, this Amendment to Intellectual Property Security Agreement has been duly executed as of the day and year first above written.

SECURED PARTY:

KIRKMAN GROUP, INC.
a Nevada corporation

By:	/s/ David K. Humphrey
Name:	David K. Humphrey
Title:	President

SELLERS’ AGENT

By:	/s/ David K. Humphrey
Name:	David K. Humphrey

GRANTOR:

HTO NEVADA, INC.
a Delaware corporation

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	President

HTO HOLDINGS INC.
a Delaware corporation

By:	/s/ Eric Gripentrog
Name:	Eric Gripentrog
Title:	President

[Signature Page to Amendment No. 1 to Intellectual Property Security Agreement]

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AMENDED SCHEDULE 3

MARKS

[To be updated by parties and conform with Amended Domain Name Transfer Agreement]

AMENDED SCHEDULE 4

DOMAIN NAMES & SOCIAL MEDIA ACCOUNTS

DOMAIN NAMES

All current and future rights and interests to domain names of Assignor, including but not limited to, the following:

Domain Name	Exp Date
KIRKMAN.CO	7/25/2022
KIRKMANGROUP.COM	4/7/2026
KIRKMANGROUP.NET	4/7/2022
KIRKMANIMAGING.COM	4/7/2022
KIRKMANLABS.COM	4/7/2022
ROSELABORATORIES.COM	1/3/2024

AMENDED SCHEDULE 5

Acquired Licenses – not applicable